UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

                        DATE OF REPORT SEPTEMBER 7, 2000

                         COMMISSION FILE NUMBER 1-10948

                               OFFICE DEPOT, INC.

             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

             DELAWARE                              59-2663954
   --------------------------------   -------     --------------------------
   (STATE OR OTHER JURISDICTION OF                (I.R.S. EMPLOYER
   INCORPORATION OR ORGANIZATION)                 IDENTIFICATION NO.)


        2200 OLD GERMANTOWN ROAD, DELRAY BEACH, FLORIDA     33445

        (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)          (ZIP CODE)

                                 (561) 438-4800

              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

        FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT: N/A



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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

99.1 Outline of CEO's Remarks to be made to analyst conferences on September 7 and 8, 2000.

ITEM 9.  REGULATION FD DISCLOSURE

On September 7, 2000, Office Depot Inc.'s Chief Executive Officer, Bruce Nelson, is making a presentation to securities analysts at the Prudential Securities Consumer Conference and on September 8, 2000, Mr. Nelson is making a presentation to securities analysts at the Goldman Sachs Global Retailing Conference. Attached to this Form 8-K as Exhibit 99.1 is a copy of the outline of Mr. Nelson's remarks to be made at these conferences.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                               OFFICE DEPOT, INC.

Date:  September 7, 2000                    By: /S/ DAVID C. FANNIN
                                                --------------------------------
                                                David C. Fannin
                                                Executive Vice President and
                                                     General Counsel